Exhibit 99.2
Review of Acquisition of
Quanta Services’ Telecommunications
Infrastructure Services Subsidiaries
Fiscal 2013
1st Quarter Presentation
November 20, 2012

Participants
Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and
Non-GAAP Information
Forward-Looking Statements and
Non-GAAP Information
 Fiscal 2013 first quarter results are unaudited. This presentation contains “forward-looking statements” which are statements relating to future events, including a proposed acquisition, future financial performance, strategies, expectations, and the competitive environment.  All statements, other than statements of historical facts, contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements.  Additionally, forward -looking statements include statements of expectations regarding the proposed acquisition, including expected benefits and synergies of the transaction, future financial and operating results, future opportunities for the combined businesses and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future as a result of the transaction. Words such as
 “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,” “could,” “project,” “looking ahead” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not read forward looking statements as a guarantee of future performance or results.  They will not necessarily be accurate indications of whether or at what time such performance or results will be achieved.  Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events, including the Company’s ability to consummate the proposed acquisition.  Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.  Important factors that could cause such differences include, but are not limited to factors described under Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended July 28, 2012, and other risks outlined in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. We believe that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of our performance for the period with our performance in the comparable prior-year periods. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 19 through 22 of this presentation. We caution that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

Overview of the Transaction
■ Purchase price of approximately $275 million, subject to
 adjustments for working capital and other specified items
■ Subsidiaries acquired represent substantially all of Quanta’s domestic telecommunications infrastructure services operations
■ Financed through a new $400 million senior secured credit facility
■ Expected to close by December 31, 2012

Strategic Rationale
■ Strengthens our customer base, geographic scope, and technical service offerings
■ Reinforces our rural engineering and construction capabilities, wireless construction resources, and broadband construction competencies
■ Creates scale as industry announcements indicate customer
 expenditures will be growing
■ Attractive financing environment drives strong investment returns
■ Experienced management team with solid industry reputation

Headquarters

Spalj Construction Co. Line Contractors

Pauley

InfraSource Telecommunication Services

BlairPark

Pro-Tel Telecom EF&I Services

Golden State Utility Co.

NSC North Sky Communications

Trawick Construction Company, Inc.

VCI Construction, Inc.

EA

DYCOM INDUSTRIES INC.

Nationwide Operations
Well-known subsidiaries strengthen Dycom’s geographic reach
Operating Headquarter Locations
Subsidiaries

Dycom
Acquired Telecommunications Infrastructure Services Subsidiaries
Pro Forma Dycom
AT&T 13.7%
CenturyLink 13.6%
Comcast 12.6%
Verizon 11.3%
Windstream 8.4%
Other 40.4%
AT&T 1.2%
CenturyLink 11.5%
Comcast 2.6%
Verizon 9.7%
Windstream 12.5%
Other 62.5%
AT&T 9.9%
CenturyLink 12.9%
Comcast 9.5%
Verizon 10.8%
Windstream 9.6%
Other 47.2%

DYCOM INDUSTRIES INC.

Dycom Pro Forma Customer Mix
Note: Dycom financials reflect July 2012 fiscal year end. Quanta’s telecommunications infrastructure services subsidiaries reflects trailing twelve months ended September 30, 2012.
Transaction strengthens existing customer relationships and diversifies customer base
Revenue:	$1.2 billion	$0.5 billion	$1.7 billion

Financing and Liquidity
■ Financing to be provided by a new, five-year $400 million senior secured credit facility
 } $125 million term loan A
 } Revolver borrowings
■ Terms and covenants that reflect a larger combined business
■ Ample cash flows expected to reduce borrowings in the near to intermediate term
■ Acquisition structured to produce attractive tax benefits
■ Strong balance sheet and ample liquidity

Looking Ahead
■ Revenue from acquired subsidiaries for calendar year 2013
 expected to range from $400 million to $450 million
■ One-time transaction and integration costs of approximately $12 million to $15 million
■ Excluding one-time costs, currently expecting $0.05 to $0.10 per share of earnings accretion on an annual basis, after non-cash amortization expense
■ Pleased to grow our company with a strong complementary
 management team and dedicated employees

Dycom Fiscal 2013
1st Quarter Results

Q1-2013 Overview
■ Contract revenue of $323.3 million as compared to $319.6 million in the prior year quarter
■ Contract revenue grew organically 2.4%, excluding storm restoration services of $3.7 million in Q1-12
■ Adjusted EBITDA of $40.4 million at 12.5% of revenue in Q1-13
■ Non-GAAP Net income of $0.36 per share diluted compared to $0.38 per share diluted in Q1-12
■ Repurchased 1,047,000 common shares at an average price of $14.52 per share during the quarter
See “Regulation G Disclosure” slides 19-22 for a reconciliation of GAAP to Non-GAAP financial measures.

Revenue Summary

Revenue % by Customer - Top 5 in Q1-13
20%
15%
10%
5%
0%
13.7%
13.3%
13.5%
15.2%
12.7%
12.9%
10.2%
12.0%
9.4%
6.4%
CenturyLink
AT&T
Comcast
Verizon
Windstream
Q1-13
Q1-12

Organic Growth (Decline) - Non-GAAP
30%
20%
10%
0%
(10)%
(20)%
(30)%
1.0%
(1.6)%
2.7%
5.4%
15.2%
19.2%
17.3%
9.0%
2.4%
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13

DYCOM INDUSTRIES INC.

Note: See “Regulation G Disclosure” slides 19-22 for reconciliation of GAAP to Non-GAAP financial measures.
■ Top 5 customers represented 59.6% of revenue in
 Q1-13 and 59.9% in Q1-12
 ➢ CenturyLink, Dycom’s largest customer, grew
 organically 8.4% year over year
 ➢ Windstream, Dycom’s fifth largest customer, grew
 in excess of 47% year over year
■ Organic revenue growth of 2.4%, excluding revenue from
 storm restoration services in each period
 ➢ Revenue from Top 5 customers up 1.8%
 organically
 ➢ Combined revenue from other customers up 3.1%
 organically

Backlog ($ in millions)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$1,316
$1,373
$1,412
$1,442
$1,819
$1,744
$1,565
$1,376
$730
$746
$754
$791
$967
$961
$909
$822
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
7,000
8,212
8,161
8,320
8,285
8,288
8,207
8,111
8,001
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Number of employees

DYCOM INDUSTRIES INC.

Backlog and Awards
Current Awards and Extensions
Customers	Description	Area	Approximate Term (in years)
■AT&T	Construction and Maintenance Services	South Carolina	3
■Charter Communications	Construction and Maintenance Services	Alabama	1
■Time Warner Cable	Underground Facility Locating	California	1
■Questar Gas	Pipeline Construction Projects	Utah	1
■Various	Rural broadband	Kentucky, Georgia, North Carolina, Missouri	1

Contract Revenues
($ in millions)
$350
$325
$300
$275
$250
$319.6
$323.3
Q1-12
Q1-13

Customer Revenue Mix
100%
80%
60%
40%
20%
0%
82.6%
86.3%
10.7%
10.2%
6.7%
3.5%

($ in millions)	Telecommunications	Underground Facility Locating	Electric and Gas Utilities and Other Construction Maintenance
Q1-12	$ 264	$ 34	$ 21
Q1-13	$ 279	$ 33	$ 11

Adjusted EBITDA - Non-GAAP
($ in millions)
$45
$40
$35
$30
$25
$40.4
$40.4
Q1-12
Q1-13

DYCOM INDUSTRIES INC.

Summary Results
($ in millions, except per share data)	Q1-12	Q1-13
Net Income-Non GAAP	$ 13.0	$ 12.3
Fully Diluted EPS- Non-GAAP	$0.38	$0.36
Organic revenue growth of 2.4%, after adjusting for storm work in Q1-12
Adjusted EBITDA remains strong at $40.4 million
Non-GAAP EPS of $0.36 per common share diluted
Revenue from Telecommunications customers 86.3% of total
Note: The organic revenue percentage of 2.4% excludes storm restoration services of $3.7 million in Q1-12. Non-GAAP net income for Q1-13 excludes $0.7 million of pre-tax acquisition related costs. See “Regulation G
Disclosure” slides 19-22 for a reconciliation of GAAP to Non GAAP financial measures.

Selected Information
(a) Amounts may not foot due to rounding.
(b) Percentages disclosed under the financial amounts for Q1-13 and Q1-12 represent the percentage of contract revenues for the applicable period.
(c) Excludes $0.7 million in acquisition related costs.
Q1-13
Q1-12
Change (a)
 ($ in millions)(b)
Contract Revenues
$
323.3
$
319.6
$
3.7
Cost of Earned Revenues
$
257.1
79.5%
$
255.2
79.9%
$
1.9
General & Administrative-
Non-GAAP(c)
$
28.1
8.7%
$
25.4
7.9%
$
2.8
Depreciation &
Amortization
$
15.3
4.7%
$
16.0
5.0%
$
(0.6)
Interest Expense, net
$
4.2
1.3%
$
4.2
1.3%
$
-
Other Income, net
$
1.6
0.5%
$
3.0
0.9%
$
(1.3)
Net Income-Non-GAAP
$
12.3
3.8%
$
13.0
4.1%
$
(0.7)
Adjusted EBITDA - Non-
GAAP
$
40.4
12.5%
$
40.4
12.6%
$
-
Organic Revenue growth of 2.4%,
excluding revenues from storm restoration services
in Q1-12
■Growth within existing contracts
■Rural broadband projects
Adjusted EBITDA of $40.4 million
■Growth in operations
■Margin Improvement
Note: See “Regulation G Disclosure” slides 19-22 for a reconciliation of GAAP to Non-GAAP financial measures.

Cash Flows from Operating Activities and
Cap-ex, net of disposals
($ in millions)
$55
$45
$35
$25
$15
$5
-$5
-$15
$28.5
$26.6
$19.4
$51.4
$27.7
$4.3
$6.9
$14.4
$20.1
$7.8
$10.6
$10.5
$4.5
$(8.2)
$(2.4)
$(3.3)
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Cash Flows from Operating Activities
Cap-ex, net of disposals

	July 28, 2012	October 27, 2012
	($ in millions)	
Cash and equivalents	$ 52.6	$ 54.7
Debt:		
7.125% Senior Subordinated Notes, due January 2021	$ 187.5	$ 187.5
Senior Credit Agreement, due June 2015	$ -	$ -
Capital Leases	$ 0.1	$ 0.1
Letters of Credit outstanding	$ 38.5	$ 38.5
Availability on $225 million Senior Credit Agreement	$ 186.5	$ 180.9

Cash Flow and Liquidity
Strong Operating Cash Flows
■Cash flow of $27.7 million during the quarter
■Capital expenditures, net of disposals, of
$10.5 million
Balance Sheet Strength
■Ample liquidity from cash on hand of $54.7
million and $180.9 million of availability under
Senior Credit Agreement as of October 27,
2012
■Repurchased 1,047,000 shares of common
stock at an average price of $14.52 per share
during Q1-13

Summary
■ Firm end market opportunities
 } Industry participants aggressively extending or deploying fiber networks to provide wireless backhaul services
 } Broadband stimulus funding network construction for rural service providers
 } Cable operators continuing to deploy fiber to small and
 medium businesses
 } Wireless carriers upgrading from 3G to 4G technologies
 } Telephone companies deploying FTTX to enable video
 offerings
■ Increased market share as our customers consolidate vendor relationships and reward scale

Looking Ahead
(Excludes effects of announced acquisition for revenues and
operating results)
■ Revenue trends which are improving year over year, excluding storm restoration services
■ Margins, general and administrative expenses and other income in-line with previous expectations
■ Subject to our pending acquisition, strong cash flows dedicated to debt repayment
■ Confident that solid operations will continue for a sustained period
Q2 - 2013:
■ Revenues which are slightly up year over year, after excluding approximately $9 million of expected storm restoration revenues during Q2-2013
■ Gross margins up 75 to 100 basis points year over year
■ General and administrative expense which declines slightly on a sequential basis reflecting lower performance-based incentive compensation
■ Depreciation and amortization which is slightly down on a sequential basis
■ Other income which decreases sequentially by approximately $0.8 million from Q1-13

Three Months Ended October 27, 2012	Three Months Ended October 29, 2011
	(Dollars in thousands)	
Reconciliation of Net income to Adjusted EBITDA (Non-GAAP):		
Net income	$ 11,861	$ 12,966
Interest expense, net	4,197	4,173
Provision for income taxes	7,641	8,892
Depreciation and amortization expense	15,311	15,958
Earnings Before Interest, Taxes, Depreciation & Amortization ("EBITDA")	39,010	41,989
Gain on sale of fixed assets	(1,581)	(2,918)
Stock-based compensation expense	2,266	1,326
Acquisition related costs	710	-
Adjusted EBITDA (Non-GAAP)	$ 40,405	$ 40,397

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
  The above table presents the Non-GAAP financial measure of Adjusted EBITDA for the three months ended October 27, 2012 and October 29, 2011 and a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure. Adjusted EBITDA is a Non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and acquisition-related costs.  The
 Company believes this Non-GAAP financial measure provides information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses this Non-GAAP financial measure to evaluate its past performance and prospects for future performance. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Because all companies do not use identical calculations, this presentation of Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Reconciliation of GAAP to Non-GAAP Measures ($ in millions)

The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth (revenue growth excluding revenues from storm restoration services and businesses acquired).

	GAAP Contract Revenues	NON-GAAP ADJUSTMENTS	NON-GAAP Contract Revenues	Revenue Growth (Decline) % (a) GAAP	Revenue Growth (Decline) % (a) NON-GAAP (Organic)
Q1-13 Organic Growth:					
Q1-13	$ 323.3	$ -	$ 323.3	1.2%	2.4% (b)
Q1-12	$ 319.6	$ (3.7)	$ 315.8		
Prior Quarters Organic Growth:					
Q4-12	$ 318.0	$ (2.3)	$ 315.8	4.7%	9.0% (b)
Q4-11	$ 303.7	$ (14.1)	$ 289.7		
Q3-12	$ 296.1	$ -	$ 296.1	17.3% (c)	17.3% (c)
Q2-12	$ 267.4	$ (13.6) (d)	$ 253.8	22.5%	19.2%
Q1-12	$ 319.6	$ (18.2) (d)	$ 301.4	22.2%	15.2%
Q4-11	$ 303.7	$ (28.2) (d)	$ 275.5	7.9%	5.4%
Q3-11	$ 252.4	$ (14.4) (d)	$ 238.0	8.9%	2.7%
Q2-11	$ 218.2	$ (5.3) (d)	$ 212.9	0.9%	(1.6)%
Q1-11	$ 261.6	$ -	$ 261.6	1.0% (c)	1.0% (c)
Q4-10	$ 281.5	$ (20.1) (d)	$ 261.4		
Q3-10	$ 231.6	$ -	$ 231.6		
Q2-10	$ 216.3	$ -	$ 216.3		
Q1-10	$ 259.1	$ -	$ 259.1

(a) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
(b) Q1-13 organic growth excludes storm restoration revenues of $3.7 million in Q1-12 . Q4-12 organic growth excludes storm restoration revenues of $2.3 million in Q4
-12 and $14.1 million in Q4-11.
(c) For Q3-12, GAAP and Non-GAAP revenue growth percentages are the same as revenues from business acquired in 2011 were included for the full quarter in each period and there were no other Non-GAAP adjustments in either period. For Q1-11, GAAP and Non-GAAP revenue growth percentages are the same as there were no
Non-GAAP adjustments in either period.
(d) Non-GAAP adjustments in Q2-12, Q3-11 and Q2-11 reflect revenues from businesses acquired during Q2-11. Non-GAAP adjustments in Q1-12 reflect storm restoration revenues ($3.7 million) and revenues from businesses acquired during Q2-11 ($14.5 million). Non-GAAP adjustments in Q4-11 for fiscal 2011 fourth quarter year-over-year organic growth reflects storm restoration revenues ($14.1 million) and revenues from businesses acquired during Q2-11 ($14.1 million). Non-
GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes.
Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth %
($ in millions)

	Total Contract Revenue	Top 5 Customers combined	All customers (excluding Top 5 Customers)	CenturyLink
GAAP Revenue				
Q1-12	$ 319.6	$ 191.4	$ 128.2	$ 42.6
Q1-13	$ 323.3	$ 192.5	$ 130.7	$ 44.4
GAAP Revenue - % Changes	**1.2%**	**0.6%**	**2.0%**	**4.1%**
Non-GAAP Adjustments				
Q1-12 - Revenue from storm restoration services	$ (3.7)	$ (2.3)	$ (1.5)	$ (1.7)
Non-GAAP Revenue				
Q1-12	$ 315.8	$ 189.1	$ 126.8	$ 40.9
Q1-13	$ 323.3	$ 192.5	$ 130.7	$ 44.4
Non-GAAP Revenue - % Changes (a)				
Organic Revenue % Change (excluding revenue from storm restoration services in each period)	**2.4%**	**1.8%**	**3.1%**	**8.4%**

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
 (a) Year-over-year growth percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.
Amounts may not foot due to rounding.

Reconciliation of GAAP to Non-GAAP Measures
($ in 000's, except per share amounts)

	Three Months Ended October 27, 2012				Three Months Ended October 29,2011		
	GAAP	Reconciling Items		Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 323,286	$ -		$ 323,286	$ 319,575	$ -	$ 319,575
Cost of earned revenues, excluding depreciation and amortization	257,066	-		257,066	255,187	-	255,187
General and administrative expenses	28,824	(710)	(a)	28,114	25,358	-	25,358
Depreciation and amortization	15,311	-		15,311	15,958	-	15,958
Interest expense, net	(4,197)	-		(4,197)	(4,173)	-	(4,173)
Other income, net	1,614	-		1,614	2,959	-	2,959
Income before income taxes	19,502	710		20,212	21,858	-	21,858
Provision for income taxes	7,641	279	(b)	7,920	8,892	-	8,892
Net income	$ 11,861	$ 431		$ 12,292	$ 12,966	$ -	$ 12,966
Diluted income per share	$ 0.35	$ 0.01		$ 0.36	$ 0.38	$ -	$ 0.38
Shares used in computing Diluted EPS:	33,721,070			33,721,070	34,216,451		34,216,451

Amounts may not foot due to rounding.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure
The items reconciling "GAAP" to “Non-GAAP” financial measures are specifically described below:

(a) Acquisition related costs.
(b) Provision for income taxes includes the tax effect of the other reconciling items identified herein.

Review of Acquisition of
Quanta Services’ Telecommunications
Infrastructure Services Subsidiaries
Fiscal 2013
1st Quarter Presentation
November 20, 2012